                                                                    EXHIBIT 10.3


                                VOTING AGREEMENT

                  THIS VOTING AGREEMENT, dated as of October 22, 2001 (this "Agreement"), among D.R. HORTON, INC., a Delaware corporation ("DHI") and the record and beneficial stockholders of SCHULER HOMES, INC., a Delaware corporation (the "Company"), whose names appear on Schedule I (collectively, the "Stockholders").

                                   WITNESSETH:

                  WHEREAS, contemporaneously with the execution and delivery of this Agreement, DHI and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides for the merger (the "Merger") of the Company with and into DHI and the conversion of all the outstanding shares of Class A Common Stock and Class B Common Stock, each with a par value of $.001 per share, of the Company (collectively, the "Shares") into cash and shares of common stock, par value $.01 per share, of DHI;

                  WHEREAS, as of the date hereof, each Stockholder owns (beneficially or of record) no less than the number of Shares set forth opposite such Stockholder's name on Schedule I (all such Shares and any Shares which may hereafter be acquired by such Stockholder prior to the termination of this Agreement, whether upon the exercise of options or by means of purchase, dividend, distribution or otherwise, (but not any other Shares owned by such Stockholder on the date hereof but not set forth opposite such Stockholder's name on Schedule I) being referred to herein as such Stockholder's "Subject Shares");

                  WHEREAS, the parties to the Stockholders Agreement, dated as of April 3, 2001, by and among the Company, the Stockholders and the other parties thereto, have consented to this Agreement and waived the provisions of such stockholders agreement to the extent inconsistent with the provisions of this Agreement;

                  WHEREAS, this Agreement has been approved by the Board of Directors of the Company and such approval is sufficient to render inapplicable to the transactions contemplated hereby the provisions of Section 203 of the Delaware Law;

                  WHEREAS, as a condition to their willingness to enter into the Merger Agreement, DHI has required that the Stockholders enter into this Voting Agreement; and

                  WHEREAS, in order to induce DHI to enter into the Merger Agreement, the Stockholders are willing to enter into this Voting Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, DHI and each of the Stockholders, severally and not jointly, hereby agree as follows:

                                   ARTICLE I.

                         TRANSFER AND VOTING OF SHARES;
                     AND OTHER COVENANTS OF THE STOCKHOLDERS

                  SECTION 1.1. Voting of Shares. During the Term (as defined below), at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, each Stockholder
(a) shall appear at such meeting of the stockholders or otherwise cause the Subject Shares such Stockholder owns beneficially or of record on the record date of any such meeting or solicitation of consents to be counted as present thereat for purposes of establishing a quorum and (b) shall vote its Subject Shares (i) in favor of the Merger and the Merger Agreement (as amended from time to time), (ii) against any proposal for a Third Party Acquisition and against
(A) any proposal for action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which is reasonably likely to result in any of the conditions of the Company's obligations under the Merger Agreement not being fulfilled, (B) any material change in the present capitalization of the Company, (C) any other material change in the Company's corporate structure or business or (D) any other action which could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement or the likelihood of such transactions being consummated and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement which is considered at any such meeting of stockholders or the subject of any such consent and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing, including the ability for DHI or its nominees to vote such Subject Shares directly.

                  SECTION 1.2. No Inconsistent Arrangements. During the Term, except as contemplated by this Agreement and the Merger Agreement, no Stockholder shall (i) transfer (which term shall include any sale, assignment, gift, pledge, hypothecation or other disposition, whether directly or indirectly by contribution, distribution, dissolution or otherwise), or consent to any transfer of, any or all of such Stockholder's Subject Shares or any interest therein, or create or, except as set forth on Schedule 1.2, permit to exist any Encumbrance (as defined below) on such Subject Shares, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Subject Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Subject Shares, (iv) deposit such Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement. Notwithstanding the foregoing, James K. Schuler shall be permitted to transfer Subject Shares to his Affiliates that are Stockholders and also parties to this Agreement. For purposes of this Agreement, a transfer of membership interests in WPH-Schuler, LLC shall be deemed not to be an indirect transfer of the Stockholder's Subject Shares so long as such transferee acknowledges and consents to all of the provisions of this Agreement.

                  SECTION 1.3. Proxy. In order to secure such Stockholder's agreement to vote in accordance with Section 1.1, each Stockholder hereby revokes any and all prior proxies or powers of attorney in respect of any of such Stockholder's Subject Shares and constitutes and appoints DHI, or any nominee of DHI, with full power of substitution and resubstitution, at any time during the Term, as its true and lawful attorney and proxy (its "Proxy"), for and in its name, place and stead, to demand that the Secretary of the Company call a special meeting of the stockholders of the Company for the purpose of considering any matter referred to in Section 1.1 (if permitted under the Company's certificate of incorporation or bylaws) and to vote each of such Subject Shares as its Proxy, at every annual, special, adjourned or postponed meeting of the stockholders of the Company, including the right to sign its name (as stockholder) to any consent, certificate or other document relating to the Company that Delaware Law may permit or require as provided in Section 1.1.

                  THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM.

                  SECTION 1.4. Waiver of Appraisal Rights. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger.

                  SECTION 1.5. Stop Transfer. No Stockholder shall request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Subject Shares, unless such transfer is made expressly subject to Section 3.4.

                  SECTION 1.6. No Solicitation. Upon execution of this Agreement, each Stockholder shall, and it shall cause its Representatives to, immediately cease any discussions or negotiations with any parties with respect to any Third Party Acquisition. During the Term, no Stockholder shall, nor shall any Stockholder authorize or permit any of its officers, directors, employees, investment bankers, attorneys and other representatives or agents (collectively, the "Representatives") to, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with or provide any information to any person or group (other than DHI or any designees of DHI) concerning, or take any other action designed to facilitate any inquiries or the making of any proposal concerning, any Third Party Acquisition. Each Stockholder shall promptly (but no later than 24 hours after receipt) notify DHI in the event it receives any proposal or inquiry concerning a Third Party Acquisition, including the terms and conditions thereof and the identity of the party submitting such proposal or inquiry (all in reasonable detail), and shall advise DHI promptly of any developments concerning the same and the status thereof; provided, however, that nothing herein shall prevent any Stockholder or Representative from taking any action, after having notified DHI thereof, or omitting to take any action, solely as a member of the Board of Directors of the Company required so as not to violate such Stockholder's or Representative's fiduciary obligations as a director of the Company after consultation with outside counsel.

                  SECTION 1.7. Termination of Registration Rights Agreement. Contingent upon the consummation of the Merger and effective as of the Effective Time, the Stockholders hereby terminate, and waive any rights in respect of, the Registration Rights Agreement, dated as of April 3, 2001, among the Company and the Stockholders signatory thereto, which termination and waiver shall be effective without any further action by the parties thereto.

                  SECTION 1.8. Termination Agreement and Mutual Release. On the Closing Date, each Stockholder and DHI shall execute and deliver the termination agreement and mutual release contemplated by Section 6.14 of the Merger Agreement.

                  SECTION 1.9. Section 341(f) Consent. Notwithstanding any rights to the contrary set forth in Section 6.13 of the Reorganization Agreement, each Stockholder hereby agrees that it will not request the Company to file a statement with the IRS consenting to the application to the Company of
Section 341(f) of the Code except for a request made to the Company to file such a statement immediately prior to the Merger as contemplated in Section 5.4 of the Merger Agreement.

                                   ARTICLE II.

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

                  Each Stockholder hereby represents and warrants to DHI as follows:

                  SECTION 2.1. Due Authorization, Enforceability. Such Stockholder has all requisite power and authority to execute, deliver and perform this Agreement, to appoint DHI as its Proxy and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the appointment of DHI as such Stockholder's Proxy and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder. This Agreement has been duly executed and delivered by or on behalf of such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby.

                  SECTION 2.2.  No Conflicts; Required Filings and Consents.

                  (a) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) conflict with or violate any trust agreement or other similar documents relating to any trust of which such Stockholder is trustee, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Stockholder or by which such Stockholder or any of such Stockholder's properties is bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any assets of such Stockholder, including such Stockholder's Subject Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's assets is bound or affected, except, in the case of clauses (ii) and (iii), for any such breaches, defaults or other occurrences that would not prevent or delay the performance by such Stockholder of such Stockholder's obligations under this Agreement.

                  (b) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the Exchange Act), domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Stockholder of such Stockholder's obligations under this Agreement.

                  SECTION 2.3. Title to Shares. Such Stockholder is the sole record or beneficial owner of its Subject Shares, free and clear of any pledge, lien, security interest, mortgage, charge, claim, equity, option, proxy, voting restriction, voting trust or agreement, understanding, arrangement, right of first refusal, limitation on disposition, adverse claim of ownership or use or encumbrance of any kind ("Encumbrances"), other than as set forth on Schedule
1.2 and other than restrictions imposed by the securities laws or pursuant to this Agreement and the Merger Agreement. Such Stockholder has the sole right and power to vote and dispose of such Stockholder's Subject Shares.

                                  ARTICLE III.

                                  MISCELLANEOUS

                  SECTION 3.1. Definitions. Terms used but not otherwise defined in this Agreement have the meanings ascribed to such terms in the Merger Agreement.

                  SECTION 3.2. Termination. As used herein, "Term" means the period beginning on the date hereof and ending on the date this Agreement shall be terminated in accordance with its terms. This Agreement shall terminate and be of no further force and effect (i) by the written mutual consent of the parties hereto, (ii) upon termination of the Merger Agreement, including a termination of the Merger Agreement pursuant to Section 7.1(d) thereof, in accordance with its terms, or (iii) automatically and without any required action of the parties hereto upon the Effective Time. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

                  SECTION 3.3. Further Assurance. From time to time, at another party's request and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  SECTION 3.4. Certain Events. Each Stockholder agrees that this Agreement and such Stockholder's obligations hereunder shall attach to such Stockholder's Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder's heirs, guardians, administrators, or successors. Notwithstanding any transfer of Subject Shares, the transferor shall remain liable for the performance of all its obligations under this Agreement.

                  SECTION 3.5. No Waiver. The failure of any party hereto to exercise any right, power, or remedy provided under this agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  SECTION 3.6. Specific Performance. Each Stockholder acknowledges that if such Stockholder fails to perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to DHI for which money damages would not be an adequate remedy. In such event, each Stockholder agrees that DHI shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if DHI should institute an action or proceeding seeking specific enforcement of the provisions hereof, each Stockholder hereby waives the claim or defense that DHI, as the case may be, has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. Each Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

                  SECTION 3.7. Notice. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address or telecopy number for a party as shall be specified by like notice):

                  (a)      If to DHI:

                           D.R. Horton,Inc.
                           1901 Ascension Blvd., Suite 100
                           Arlington, Texas  76006
                           Facsimile:  (817) 436-6053 and (817) 856-8252
                           Telephone: (817) 856-8200
                           Attention:  Rick Beckwitt and Ted Harbour

                   (b) If to a Stockholder, at the address set forth below such Stockholder's name on Schedule I.

                  SECTION 3.8. Expenses. Except as otherwise expressly set forth herein, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

                  SECTION 3.9. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to Sections or Schedules, such reference shall be to a section or schedule of this Agreement unless otherwise indicated. Wherever the words "includes," "include" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                  SECTION 3.10. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

                  SECTION 3.11. Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person any rights or remedies hereunder.

                  SECTION 3.12. Assignment. This Agreement shall not be assigned by operation of law or otherwise.

                  SECTION 3.13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State without regard to the principles of conflicts of law that would apply any other law.

                  SECTION 3.14. Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 3.15 and shall not be deemed to be a general submission to the jurisdiction of said Court or in the State of Delaware other than for such purposes. Each party hereto hereby waives any right to trial by jury in connection with any such action, suit or proceeding.

                  SECTION 3.15. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 3.16. Waiver. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other parties hereto with any of their agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                  SECTION 3.17. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

                            [SIGNATURES ON NEXT PAGE]

                  IN WITNESS WHEREOF, DHI and the Stockholders have caused this Agreement to be executed as of the date first written above.

                                      D.R. HORTON,INC.


                                      By:     /s/ DONALD R. HORTON
                                              ---------------------------------
                                              Donald R. Horton
                                              Chairman of the Board


                                      CLASS A STOCKHOLDERS:


                                      THE JAMES AND PATRICIA SCHULER FOUNDATION


                                      By:     /s/ JAMES K. SCHULER
                                              ---------------------------------


                                      JAMES K. SCHULER,
                                      as trustee for the James K. Schuler 1998
                                      Qualified Annuity Trust and the James K.
                                      Schuler Revocable Living Trust


                                               /s/ JAMES K. SCHULER
                                               ---------------------------------
                                               James K. Schuler

                                      CLASS B STOCKHOLDERS:

                                      WPH-SCHULER LLC
                                      By each of its members

                                               APOLLO REAL ESTATE
                                               INVESTMENT FUND, L.P.

                                               By:      APOLLO REAL ESTATE
                                                        ADVISORS, L.P.
                                                        Its General Partner

                                               By:      APOLLO REAL ESTATE
                                                        MANAGEMENT, INC.
                                                        Its General Partner


                                               By:      /s/ MICHAEL D. WEAVER
                                                        ------------------------


                                               HIGHRIDGE PACIFIC HOUSING
                                               INVESTORS, L.P.

                                               By:      WPH ACQUISITIONS, INC.
                                                        Its General Partner


                                               By:      /s/
                                                        ------------------------
                                               Name:
                                                        ------------------------
                                               Title:
                                                        ------------------------


                                               BLACKACRE WPH, LLC

                                               By:      BLACKACRE CAPITAL
                                                        GROUP, L.P.
                                                        Its Managing Member

                                               By:      BLACKACRE CAPITAL
                                                        MANAGEMENT, CORP.
                                                        Its General Partner


                                               By:      /s/
                                                        ------------------------
                                               Name:
                                                        ------------------------
                                               Title:
                                                        ------------------------

                                      APOLLO REAL ESTATE INVESTMENT FUND, L.P.
                                      In its individual capacity

                                      By:      APOLLO REAL ESTATE
                                               ADVISORS, L.P.
                                               Its General Partner

                                      By:      APOLLO REAL ESTATE
                                               MANAGEMENT, INC.
                                               Its General Partner


                                      By:      /s/ MICHAEL D. WEAVER
                                               ---------------------------------
                                               Michael D. Weaver
                                               Vice President

                                      HIGHRIDGE PACIFIC HOUSING INVESTORS, L.P.
                                      In its individual capacity

                                      By:      WPH ACQUISITIONS, INC.
                                               Its General Partner


                                      By:      /s/
                                               ---------------------------------
                                      Name:
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      BLACKACRE WPH, LLC
                                      In its individual capacity

                                      By:      BLACKACRE CAPITAL
                                               GROUP, L.P.
                                               Its Managing Member

                                      By:      BLACKACRE CAPITAL
                                               MANAGEMENT, CORP.
                                               Its General Partner


                                      By:      /s/
                                               ---------------------------------
                                      Name:
                                               ---------------------------------
                                      Title:
                                               ---------------------------------

                                   SCHEDULE I


                                                    Total Number of Shares Owned
Name and Address of Stockholder                               of Record                      Subject Shares
------------------------------------------------- ---------------------------------- --------------------------------
The James And Patricia Schuler Foundation                  500,000 Class A                   500,000 Class A
828 Fort Street Mall, Fourth Floor
Honolulu, HI  96813

The James K. Schuler 1998 Qualified Annuity                314,065 Class A                   314,065 Class A
Trust
828 Fort Street Mall, Fourth Floor
Honolulu, HI  96813


The James K. Schuler Revocable Living Trust               9,619,763 Class A                4,809,881 Class A
828 Fort Street Mall, Fourth Floor
Honolulu, HI  96813

WPH-Schuler, LLC                                         18,754,727 Class B                18,754,727 Class B
400 Continental Blvd., Suite 100
El Segundo, CA  90245

Apollo Real Estate Investment Fund, L.P.
2 Manhattanville Road                                         0 Class B                         0 Class B
Purchase, NY  10577-2118

Highridge Pacific Housing Investors, L.P.                     0 Class B                         0 Class B
300 Continental Blvd., Suite 360
El Segundo, CA  90245

Blackacre WPH, LLC                                            0 Class B                         0 Class B
450 Park Avenue, 28th Floor
New York, NY  10022

                                                    Total Number of Shares Owned
Name and Address of Stockholder                               of Record                      Subject Shares
------------------------------------------------- ---------------------------------- --------------------------------
The James And Patricia Schuler Foundation                 500,000 Class A                    500,000 Class A
828 Fort Street Mall, Fourth Floor
Honolulu, HI  96813

The James K. Schuler 1998 Qualified Annuity               314,065 Class A                    314,065 Class A
Trust
828 Fort Street Mall, Fourth Floor
Honolulu, HI  96813

The James K. Schuler Revocable Living Trust              9,619,763 Class A                  4,809,881 Class A
828 Fort Street Mall, Fourth Floor
Honolulu, HI  96813


WPH-Schuler, LLC                                         18,754,727 Class B                18,754,727 Class B
400 Continental Blvd., Suite 100
El Segundo, CA  90245

Apollo Real Estate Investment Fund, L.P.
2 Manhattanville Road                                  9,356,136 Class B (1)              9,356,136 Class B (1)
Purchase, NY  10577-2118

Highridge Pacific Housing Investors, L.P.               7,076,360 Class B(1)              7,076,360 Class B(1)
300 Continental Blvd., Suite 360
El Segundo, CA  90245

Blackacre WPH, LLC                                      2,322,232 Class B(1)              2,322,232 Class B(1)
450 Park Avenue, 28th Floor
New York, NY  10022


(1) The beneficial ownership of these entities is based entirely on assumptions being made as of the date hereof. The actual beneficial ownership of each entity on the date of the Company's stockholder meeting and on the Closing Date will be calculated according to the provisions set forth in the amended and restated operating agreement of WPH-Schuler, LLC.